UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2005

COUNTRYWIDE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)

Registrant’s telephone number, including area code: (818) 225-3000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     Countrywide Financial Corporation (“CFC”) is disclosing the information contained in the Consolidated Financial Statements and Supplementary Information of Countrywide Securities Corporation, a wholly owned indirect subsidiary of CFC, for the period ended December 31, 2004 and the accompanying Independent Auditors’ Report, a copy of which is attached hereto as Exhibit 99.1, pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

99.1	Consolidated Financial Statements and Supplementary Information of Countrywide Securities Corporation for the period ended December 31, 2004 and the accompanying Independent Auditors’ Report

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2005	COUNTRYWIDE FINANCIAL CORPORATION
	By:	/s/ Thomas Keith McLaughlin
		Name:	Thomas Keith McLaughlin
		Title:	Executive Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.
99.1	Consolidated Financial Statements and Supplementary Information of Countrywide Securities Corporation for the period ended December 31, 2004 and the accompanying Independent Auditors’ Report